                            MEMORANDUM OF AGREEMENT

            This Memorandum of Agreement, dated as of May 21, 1997, sets forth the undertakings and commitments of Windy Hill Pet Food Company, Inc. ("Windy Hill"), Windy Hill Pet Food Acquisition Co. ("Subsidiary") and Feed-Rite (US) Animal Feeds, Inc. ("Feed-Rite") which have been made to facilitate the closing of the transactions contemplated by the Asset Purchase Agreement, dated April 25, 1997, among Windy Hill, Subsidiary and Feed-Rite (the "Agreement").

            For good and valuable consideration, Windy Hill and Feed-Rite agree as follows:

            1. California Sales Tax. Based on the parties' mutual determinations that the purchase by Feed-Rite of the assets of Windy Hill's Stockton, California animal feed facility (the "Assets") may be exempt from the imposition of California sales tax by reason of the "occasional sale" exemption set forth in the California Sales Tax Act, Feed-Rite and Windy Hill do not intend to file a Sales Tax Report with the State of California relative to the sale of the Assets. If it is subsequently determined that the sale of the Assets to Feed-Rite is subject, in whole or in part, to sales tax imposed by the State of California, or any subdivision thereof, Windy Hill and Feed-Rite will each pay one-half of any such sales tax liability. This commitment shall continue in full force and effect until such time as the collection of sales taxes is precluded by the applicable statute of limitations and shall not be subject to any indemnification limitations imposed by Article 11 of the Agreement.

            2. Ohio Transportation Equipment. Windy Hill represents to Feed-Rite that (i) the motor vehicles and other transportation equipment listed on the attached exhibit are owned by PBH Transportation, Inc., a Minnesota corporation ("PBH"), (ii) all of the outstanding shares of capital stock of PBH are owned by Hubbard Milling Company; (iii) no options, warrants or other rights to acquire any equity interests in PBH are outstanding, and (iv) PBH has no liabilities or other obligations of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no condition, situation or set of circumstances which could reasonably be expected to result in such a liability, other than liabilities that would be Assumed Liabilities, as defined in the Agreement. At the Closing, Windy Hill will assign and transfer to Feed-Rite all of the outstanding shares of capital stock of PBH and such shares shall constitute Transferred Assets for all purposes of the Agreement.

            Windy Hill shall indemnify Feed-Rite and its successors and assigns, against any Damages incurred by Feed-Rite which are caused by or arise out of any breach of any representation or warranty of Windy Hill set forth in this
Section 2. This indemnification commitment shall not be subject to any indemnification limitations imposed by Article 11 of the Agreement.

            For purposes of this Section 2, the terms "Damages" and "Liabilities" shall have the meanings ascribed to them in the Agreement.

            3. Alexandria, Minnesota Leased Facilities. Feed-Rite hereby waives its right under Section 8.4 of the Agreement to require Windy Hill to deliver to Feed-Rite, prior to the Closing Date, assignments of (and Landlord's Consents to) the two separate real estate leases (the "Leases") with the Soo Line Railroad (the "Railroad") which constitute Material Contracts under the Agreement, subject to the following terms and conditions:

            (a) Windy Hill will make the properties and facilities subject to the Leases (the "Properties") available to Feed-Rite for use in the operation of the Business subsequent to the Closing Date without any lease payments (other than reimbursement of lease payments owing by Windy Hill to the Railroad).

            (b) Feed-Rite shall use commercially reasonable efforts to enter into new lease agreements with the Railroad for the Properties prior to July 30, 1997, on substantially the same terms and conditions as are set forth in the Leases. Windy Hill will cooperate with Feed-Rite in its efforts to obtain new lease agreements for the Properties.

            (c) In the event that (i) Feed-Rite is not able to enter into new lease agreements for the Properties that are consistent with the Leases, and
(ii) the Railroad terminates the Leases and forces Feed-Rite to discontinue its Business operations on the Properties, Windy Hill shall reimburse Feed-Rite for the costs incurred by Feed-Rite in dismantling and moving the personal properties used in the operation of the Business on the Properties to another location and installing them at the new location.

            4. ConAgra Feed Agreement. Windy Hill acknowledges that it has not obtained and delivered to Feed-Rite (i) an assignment of its rights under a Feed Agreement, dated March 28, 1994 (the "Feed Agreement") between ConAgra, Inc. ("ConAgra") and Hubbard Milling Company (the "Assignment"), or (ii) the consent of ConAgra to such an assignment (the "Consent"). Feed-Rite hereby waives its right under Section 8.4 of the Agreement to receive the Assignment and the Consent from Windy Hill prior to the Closing, subject to the following terms and conditions:

            (a) Subsequent to the Closing, Feed-Rite shall use reasonable efforts to attempt to secure the Consent from ConAgra, but shall not be required to incur any out-of-pocket expenses in making such efforts.

            (b) If Feed-Rite is successful in obtaining the Consent, Windy Hill shall execute and deliver the Assignment to Feed-Rite.

            (c) Pending receipt of the Consent and as contemplated by Section
3.3 of the Agreement, Windy Hill shall implement such arrangements for the benefit of Feed-Rite as shall provide for Feed-Rite the benefits that would otherwise be available to Feed-Rite under the Feed Agreement, and Feed-Rite shall cooperate with Windy Hill in implementing such arrangements and in otherwise enabling Windy Hill to satisfy its obligations under the Feed Agreement.

            5. Shipshewana Storm Damage. Windy Hill and Feed-Rite acknowledge that the Shipshewana, Indiana animal feed plant suffered storm damage to its office and production facilities on May 18, 1997, and that the extent of that damage and the costs of necessary repairs and replacement have not yet been determined. To enable the parties to proceed with the closing on a timely basis, Feed-Rite shall withhold $100,000 of the aggregate purchase price of the Transferred Assets and shall make payment of such withheld amount to Windy Hill after all repairs to the facility and/or replacement of damaged assets has been completed. It is the intention of Windy Hill and Feed-Rite that the Shipshewana facilities will be restored to the conditions they were in prior to suffering such storm damage without cost to Feed-Rite and that any insurance claim proceeds not used in repairing and/or replacing such facilities shall be retained by Windy Hill. Feed-Rite and Windy Hill will cooperate in effecting the repairs to such facilities and replacement of any damaged assets.

            IN WITNESS WHEREOF, this Memorandum of Agreement has been executed by Windy Hill, Feed-Rite and Subsidiary as of the date set forth in the first paragraph.

                                   WINDY HILL PET FOOD COMPANY, INC.


                                   By /s/ Ray Chung
                                      ----------------------------------------
                                      Name: Ray Chung
                                      Title: Executive Vice President

                                   WINDY HILL PET FOOD ACQUISITION CO.


                                   By /s/ Ray Chung
                                      ----------------------------------------
                                      Name: Ray Chung
                                      Title: Executive Vice President

                                   FEED-RITE (US) ANIMAL FEEDS, INC.


                                   By /s/ M.E. Maloney
                                      ----------------------------------------
                                      Name: M.E. Maloney
                                      Title: President

                                                                      SCHEDULE A

FA280  DATE 05/13/97            COMPANY 20 -- HUBBARD MILLING COMPANY
       TIME 11:18:27            FIXED ASSET -- ASSET STATUS REPORT

PROCESS LEVEL : 20177 -- HUBBARD MILLING COMPANY

  ASSET TYPE/SUBTYPE : AUTOS /

ASSET   COMP  ASSET-  IN-SERV     ASSET   REM  DEPR  SALVAGE     ASSET           BOOK    CURRENT PER  YEAR TO DATE  ASSET TO DATE
NUMBER  NBR   STATUS   DATE       LIFE   LIFE  METH   VALUE   COST (BASIS)      VALUE   DEPRECIATION  DEPRECIATION  DEPRECIATION

86090   -000    A     QTY: 1
           1986 CHEVY 3/4 TON PICKUP
            *BOOK BASIS 03/02/92   48     0.0   STL    0.00      3000.00          0.00          0.00          0.00       3000.00

*** ASSET STATUS ACTIVE                TOTALS
    *BOOK BASIS                                        0.00      3000.00          0.00          0.00          0.00       3000.00

*** ASSET TYPE AUTOS TOTALS
    *BOOK BASIS                                        0.00      3000.00          0.00          0.00          0.00       3000.00

ASSET TYPE/SUBTYPE : HNDLG /

140804  -000    A     QTY: 1
           #804701 1990 INTL TRACTOR
            *BOOK BASIS 01/02/90   96     8.0   STL    0.00     62335.30       5194.61          0.00       7791.91      57140.69

140876  -000    A     QTY: 1
           #537 VAN TRAILER
            *BOOK BASIS 06/01/94   72    37.0   STL    0.00      5500.00       2826.38          0.00        916.67       2673.62

140877  -000    A     QTY: 1
           #527 VAN TRAILER
            *BOOK BASIS 06/01/94   72    37.0   STL    0.00      5500.00       2826.38          0.00        916.67       2673.62

140878  -000    A     QTY: 1
           #124 CONVERTIBLE HOPPER
            *BOOK BASIS 06/01/94   60    25.0   STL    0.00     22900.00       9541.67          0.00       4580.00      13358.33

140887  -000    A     QTY: 1
           #159 1994 PACER B/B TRAILER
            *BOOK BASIS 12/01/94   60    31.0   STL    0.00     50571.91      26128.83          0.00      10114.38      24443.08

140895  -000    A     QTY: 1
           1989 GMC 7000 YARD TRK 2 AXLE
            *BOOK BASIS 03/15/97   60    34.0   STL    0.00      7936.00       4497.07          0.00       1587.20       3438.93

140910  -000    A     QTY: 1
           #163 1996 WARREN B/B TRAILER
            *BOOK BASIS 02/09/96   60    45.0   STL    0.00     46317.00      34737.75          0.00       9263.40      11579.25

40035   -000    A     QTY: 1
           UNIT 35 1972 TRAILMOBLE VAN
            *BOOK BASIS 03/02/92   48     0.0   STL    0.00       500.00          0.00          0.00          0.00        500.00

FA280  DATE 05/13/97            COMPANY 20 -- HUBBARD MILLING COMPANY     PAGE 2
       TIME 11:18:27            FIXED ASSET -- ASSET STATUS REPORT

PROCESS LEVEL : 20177 -- HUBBARD MILLING COMPANY

     ASSET TYPE/SUBTYPE : HNDLG /

ASSET   COMP  ASSET-  IN-SERV     ASSET   REM  DEPR  SALVAGE     ASSET           BOOK    CURRENT PER  YEAR TO DATE  ASSET TO DATE
NUMBER  NBR   STATUS   DATE       LIFE   LIFE  METH   VALUE   COST (BASIS)      VALUE   DEPRECIATION  DEPRECIATION  DEPRECIATION

40039   -000    A     QTY: 1
           UNIT 39 1984 HENDERSON TRAILER
            *BOOK BASIS 03/02/92   48     0.0  STL*    0.00      9000.00          0.00          0.00          0.00       9000.00

40069   -000    A     QTY: 1
           UNIT 69 83 HENDERSON TRAILER
            *BOOK BASIS 03/02/92   48     0.0  STL*    0.00      7500.00          0.00          0.00          0.00       7500.00

40120   -000    A     QTY: 1
           UNIT 120 1989 BROWN VAN
            *BOOK BASIS 03/02/92   48     0.0  STL*    0.00     12000.00          0.00          0.00          0.00      12000.00

40121    -000   A     QTY: 1
           UNIT 120 1989 BROWN VAN
            *BOOK BASIS 03/02/92   48     0.0  STL*    0.00     12000.00          0.00          0.00          0.00      12000.00

40122    -000   A     QTY: 1
           #122-1988 WILSON HOPPER TRLR
            *BOOK BASIS 05/11/92   48     0.0  STL*    0.00     24500.00          0.00          0.00          0.00      24500.00

40123    -000   A     QTY: 1
           UNIT 123 1989 WILSON TRAILER
            *BOOK BASIS 02/09/93   48     0.0  STL     0.00     23200.00          0.00          0.00       4350.00      23200.00

40127    -000   A     QTY: 1
           UNIT 127 1990 BROWN VAN
            *BOOK BASIS 03/02/92   48     0.0  STL*    0.00     13000.00          0.00          0.00          0.00      13000.00

40128     -000  A     QTY: 1
            UNIT 128 1991 BROWN TRAILER
             *BOOK BASIS 03/02/92  48     0.0  STL*    0.00     25000.00          0.00          0.00          0.00      25000.00

40156    -000   A     QTY: 1
           #156 1976 HENDERSON TRAILER
            *BOOK BASIS 03/02/92   48     0.0  STL*    0.00      1500.00          0.00          0.00          0.00       1500.00

40160    -000   A     QTY: 1
           #160 1984 HENDERSON TRAILER
            *BOOK BASIS 03/02/92   48     0.0  STL*    0.00     10400.00          0.00          0.00          0.00      10400.00

40162    -000   A     QTY: 1
           #162 1980 HENDERSON TRAILER
            *BOOK BASIS 03/02/92   48     0.0  STL*    0.00      7800.00          0.00          0.00          0.00       7800.00

FA280  DATE 05/13/97            COMPANY 20 -- HUBBARD MILLING COMPANY     PAGE 3
       TIME 11:18:27            FIXED ASSET -- ASSET STATUS REPORT

PROCESS LEVEL : 20177 -- HUBBARD MILLING COMPANY

     ASSET TYPE/SUBTYPE : HNDLG /

ASSET   COMP  ASSET-  IN-SERV     ASSET   REM  DEPR  SALVAGE     ASSET           BOOK    CURRENT PER  YEAR TO DATE  ASSET TO DATE
NUMBER  NBR   STATUS   DATE       LIFE   LIFE  METH   VALUE   COST (BASIS)      VALUE   DEPRECIATION  DEPRECIATION  DEPRECIATION

40816    -000   A     QTY: 1
           UNIT 816 UNLOAD EQUIPMENT
            *BOOK BASIS 03/02/92   48     0.0  STL*    0.00      1500.00          0.00          0.00          0.00       1500.00

40892-1  -000   A     QTY: 1
           #892 UNLOADING EQUIPMENT
            *BOOK BASIS 03/02/92   48     0.0  STL*    0.00       520.00          0.00          0.00          0.00        520.00

40949    -000   A     QTY: 1
           UNIT 949 UNLOAD EQUIPMENT
            *BOOK BASIS 03/02/92   48     0.0  STL*    0.00      1500.00          0.00          0.00          0.00       1500.00

40949-1  -000   A     QTY: 1
           1988 FREIGHTLINER TRACTOR #269
            *BOOK BASIS 03/16/92   48     0.0  STL*    0.00     23381.18          0.00          0.00          0.00      23381.18

40950    -000   A     QTY: 1
           UNIT 950 UNLOAD EQUIPMENT
            *BOOK BASIS 03/02/92   48     0.0  STL*    0.00      1500.00          0.00          0.00          0.00       1500.00

40951    -000   A     QTY: 1
           UNIT 951 UNLOAD EQUIPMENT
            *BOOK BASIS 03/02/92   48     0.0  STL*    0.00      1500.00          0.00          0.00          0.00       1500.00

40951-1  -000   A     QTY: 1
           1988 FREIGHTLINER TRACTOR #273
            *BOOK BASIS 03/16/92   36     0.0  STL*    0.00     23381.18          0.00          0.00          0.00      23381.18

40952    -000   A      QTY: 1
           UNIT 952 UNLOAD EQUIPMENT
            *BOOK BASIS 03/02/92   48     0.0  STL*    0.00      1500.00          0.00          0.00          0.00       1500.00

40953    -000   A      QTY: 1
           UNIT 953 UNLOAD EQUIPMENT
            *BOOK BASIS 03/02/92   48     0.0  STL*    0.00       500.00          0.00          0.00          0.00        500.00

40971    -000   A      QTY: 1
           1995 FREIGHTLINER TRACTOR #971
            *BOOK BASIS 08/10/94   72    39.0  STL     0.00     68667.15      37194.74          0.00      11444.52      31472.32

*** ASSET STATUS ACTIVE            TOTALS
    *BOOK BASIS                                        0.00    471409.72     122947.40          0.00      50964.75     348462.32

FA280  DATE 05/13/97            COMPANY 20 -- HUBBARD MILLING COMPANY     PAGE 4
       TIME 11:18:27            FIXED ASSET -- ASSET STATUS REPORT

PROCESS LEVEL : 20177 -- HUBBARD MILLING COMPANY

  ASSET TYPE/SUBTYPE : HNDLG /

ASSET   COMP  ASSET   IN-SERV     ASSET   REM   DEPR  SALVAGE     ASSET       BOOK      CURRENT PER   YEAR TO DATE  ASSET TO DATE
NUMBER  NBR   STATUS   DATE       LIFE   LIFE   METH   VALUE   COST (BASIS)   VALUE     DEPRECIATION  DEPRECIATION  DEPRECIATION

140310  -000    F     QTY: 1
           #593 79 DORSEY VAN
            *BOOK BASIS 04/01/84   B4     0.0   STL    0.00      8525.80          0.00          0.00          0.00       8525.80

*** ASSET STATUS FULLY DEPR  TOTALS
    *BOOK BASIS                                        0.0       8525.80          0.00          0.00          0.00       8525.80
*** ASSET TYPE HNDLG TOTALS
    *BOOK BASIS                                        0.0     479935.52     122947.40          0.00      50964.75     356988.12

*** PROCESS LEVEL 20177 TOTALS
    *BOOK BASIS                                        0.0     482935.52     122947.40          0.00      50964.75     359988.12

*** COMPANY 20 TOTALS
    *BOOK BASIS                                        0.0     482935.52     122947.40          0.00      50964.75     359988.12